HENDERSON GLOBAL FUNDS
                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                       SUPPLEMENT DATED MARCH 14, 2003 TO

                       PROSPECTUS DATED NOVEMBER 27, 2002

The section entitled "MANAGEMENT OF THE FUNDS - Portfolio Managers - Henderson Global Technology Fund" is revised to read as follows:

          The Fund is co-managed by Stuart O'Gorman and Ian Warmerdam.

          Stuart O'Gorman joined Henderson Global Investors as Co-Head of Technology in 2001. Prior to joining Henderson, Mr. O'Gorman was employed by Scottish Equitable Asset Management where he co-managed the Scottish Equitable Technology Fund (1999-2000) and served as an investment analyst (1996-1999).

          Ian Warmerdam joined Henderson Global Investors as Fund Manager, Technology Investment in 2001. Previously, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000-2001) and a U.S. equity investment analyst at Scottish Life (1996-2000).

          Mr. O'Gorman and Mr. Warmerdam manage several global technology funds for Henderson Global Investors and have been members of the Fund's investment management team since its inception.

The second paragraph and third paragraphs in the section entitled "MANAGEMENT OF THE FUNDS - Portfolio Managers - Henderson International Opportunities Fund" are revised to read as follows:

          International Small-Mid Cap - Tim Stevenson, Director, European Equities (since 1991). Mr. Stevenson joined Henderson Global Investors in 1986 and was appointed Fund manager, Europe, with responsibility for overseas clients. Mr. Stevenson has over 19 years of investment industry experience and manages several funds for Henderson Global Investors. Mr. Stevenson has been a member of the Fund's investment management team since 2002.

          International Technology - Stuart O'Gorman and Ian Warmerdam. Mr. O'Gorman and Mr. Warmerdam have been members of the Fund's investment management team since its inception. Their biographies are included in the Global Technology Fund's Portfolio Managers description above.

Effective April 1, 2003, the section entitled "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - Other Considerations - Reinstatement Privilege," is revised to read:

         Once a year, you may decide to reinstate shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.